CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.
                                (THE "COMPANY")

                         SUPPLEMENT TO THE PROSPECTUS
                            DATED OCTOBER 1, 1995

                      CONNECTICUT MUTUAL LIQUID ACCOUNT

                          CLASS A AND CLASS B SHARES
               CONNECTICUT MUTUAL GOVERNMENT SECURITIES ACCOUNT
                      CONNECTICUT MUTUAL INCOME ACCOUNT
                   CONNECTICUT MUTUAL TOTAL RETURN ACCOUNT
                      CONNECTICUT MUTUAL GROWTH ACCOUNT


     At a meeting of the Company's shareholders on February 14, 1996, shareholders approved several changes to the management of the Company and the Accounts in anticipation of the merger (the "Merger") between Connecticut Mutual Life Insurance Company ("Connecticut Mutual") and Massachusetts Mutual Life Insurance Company ("Massachusetts Mutual"). Connecticut Mutual is the indirect parent company of G.R. Phelps & Co., Inc. ("G.R. Phelps"), the current investment adviser to all Accounts. The Merger is expected to be consummated on March 1, 1996.

     The shareholders have approved the following changes effective as noted below:

O     The selection of OppenheimerFunds, Inc. ("Oppenheimer"), Two World Trade
  Center, New York, NY, as the investment adviser to all Accounts.
  Oppenheimer is a registered investment adviser which, together with its affiliates, has over $38 billion under management. Oppenheimer is an indirect subsidiary of Massachusetts Mutual. (Effective immediately upon consummation of the Merger.)

The rate of the investment management fee applicable to each Account will not change as a result of Oppenheimer's assumption of management of the Accounts.


     O     The selection of OppenheimerFunds Distributor, Inc. ("OFD"), an affiliate of Oppenheimer, as the principal underwriter of the Accounts' shares. (Effective March 18, 1996.)

     O     The amendment of each Account's (except Liquid Account) Class A
 Rule 12b-1 distribution plan to permit the payment of service fees to OFD and others, including affiliates of OFD ("Qualified Recipients"). (Effective March 18, 1996.)

The maximum level of payment to OFD and Qualified Recipients pursuant to the Class A Rule 12b-1 plans will not be increased from the present maximum level.

     O     The amendment of each Account's (except Liquid Account) Class B
 Rule 12b-1 distribution plan to permit OFD and Qualified Recipients to be compensated for expenditures under the Class B Rule 12b-1 plan for the full amount of the authorized payment. (Effective March 18, 1996.)

The maximum level of payment to OFD and Qualified Recipients pursuant to the Class B Rule 12b-1 plans will not be increased from the present maximum level.

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     O     The election of twelve (12) new directors to serve as the Company's
 Board of Directors.  (Effective May 31, 1996.)

     The Company's Board of Directors has also approved the appointment of OppenheimerFunds Services as the Company's transfer agent and shareholder servicing agent. (Effective March 18, 1996.)

     Until the transition to full service by Oppenheimer and its affiliates to the Accounts is completed after the consummation of the Merger, distribution services will continue to be provided by Connecticut Mutual Financial Services, L.L.C. (the current distributor) and transfer agency and shareholder services will be provided by National Financial Data Services (the current transfer agent).


February 16, 1996